Exhibit 99.2

BANKFINANCIAL CORPORATION

FOURTH QUARTER 2020

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020				2019
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.62%	0.49%	0.61%	0.66%	0.91%
Return on equity (ratio of net income to average equity) (1)	5.63	4.50	5.42	5.52	7.71
Net interest rate spread (1)	2.92	2.69	2.90	3.19	3.23
Net interest margin (1)	3.03	2.85	3.09	3.44	3.50
Efficiency ratio (2)	74.40	79.82	74.06	72.03	66.98
Noninterest expense to average total assets (1)	2.46	2.45	2.40	2.63	2.56
Average interest–earning assets to average interest–bearing liabilities	142.75	141.40	138.21	132.68	132.47
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	210	210	199	226	222

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$14,115	$13,740	$13,826	$14,652	$9,785
Interest-bearing deposits in other financial institutions	489,381	415,925	370,939	155,286	180,540
Securities, at fair value	23,829	42,048	59,437	63,853	60,193
Loans receivable, net	1,002,578	1,065,892	1,081,798	1,147,628	1,168,008
Other real estate owned, net	157	110	143	110	186
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	24,675	24,241	24,323	24,202	24,346
Bank-owned life insurance	19,015	18,996	18,986	18,977	18,945
Deferred taxes	2,741	3,520	3,615	3,644	3,873
Other assets	12,861	12,981	12,572	14,440	14,649
Total assets	$1,596,842	$1,604,943	$1,593,129	$1,450,282	$1,488,015

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,393,544	$1,402,244	$1,388,155	$1,253,751	$1,284,757
Borrowings	4,000	4,000	4,000	—	61
Other liabilities	26,368	26,302	28,520	23,536	28,825
Total liabilities	1,423,912	1,432,546	1,420,675	1,277,287	1,313,643
Stockholders’ equity	172,930	172,397	172,454	172,995	174,372
Total liabilities and stockholders’ equity	$1,596,842	$1,604,943	$1,593,129	$1,450,282	$1,488,015

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020				2019	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2020	2019
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,543	$12,485	$13,194	$14,653	$15,732	$52,875	$65,408
Total interest expense	947	1,488	1,869	2,684	3,105	6,988	13,217
Net interest income	11,596	10,997	11,325	11,969	12,627	45,887	52,191
Provision for (recovery of) loan losses	(271)	(187)	42	471	89	55	3,825
Net interest income after provision for (recovery of) loan losses	11,867	11,184	11,283	11,498	12,538	45,832	48,366
Noninterest income	1,541	1,264	1,163	1,398	1,648	5,366	6,172
Noninterest expense	9,774	9,787	9,249	9,628	9,562	38,438	38,641
Income before income tax	3,634	2,661	3,197	3,268	4,624	12,760	15,897
Income tax expense (1)	1,189	713	845	850	1,234	3,597	4,225
Net income	$2,445	$1,948	$2,352	$2,418	$3,390	$9,163	$11,672
Basic and diluted earnings per common share	$0.17	$0.13	$0.16	$0.16	$0.22	$0.61	$0.75

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$740	$833	$736	$887	$957	$3,196	$3,844
Loan servicing fees	363	44	82	63	273	552	451
Mortgage brokerage and banking fees	14	44	11	29	72	98	149
Gain on sale of equity securities	—	—	—	—	—	—	295
Loss on disposal of other assets	(3)	—	—	(2)	(25)	(5)	(44)
Trust insurance commissions and annuities income	233	222	224	282	217	961	844
Earnings on bank-owned life insurance	19	10	9	32	31	70	136
Other	175	111	101	107	123	494	497
Total noninterest income	$1,541	$1,264	$1,163	$1,398	$1,648	$5,366	$6,172

Noninterest Expense
Compensation and benefits	$5,239	$5,398	$5,168	$5,518	$5,138	$21,323	$21,266
Office occupancy and equipment	1,978	1,860	1,723	1,800	1,727	7,361	7,075
Advertising and public relations	159	135	118	152	169	564	657
Information technology	741	781	808	864	921	3,194	3,272
Professional fees	412	341	289	314	446	1,356	1,307
Supplies, telephone, and postage	357	288	284	303	291	1,232	1,328
Amortization of intangibles	7	6	7	14	14	34	61
Nonperforming asset management	(8)	57	57	40	(24)	146	105
Operations of other real estate owned, net	4	23	7	(17)	30	17	52
FDIC insurance premiums	107	105	102	34	—	348	127
Other	778	793	686	606	850	2,863	3,391
Total noninterest expense	$9,774	$9,787	$9,249	$9,628	$9,562	$38,438	$38,641

(1)	Income tax expense for the quarter and year ended December 31, 2020 includes a $200,000 valuation reserve related to the Company's Illinois NOL carryforward.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020				2019
	IVQ	IIIQ	IIQ	IQ	IVQ
LOANS
One–to–four family residential real estate	$41,691	$44,812	$48,928	$52,849	$55,750
Multi–family mortgage	452,241	522,825	536,619	542,421	563,750
Nonresidential real estate	108,658	124,477	127,560	133,432	134,674
Construction and land	499	—	—	—	—
Commercial loans and leases (1)	405,057	379,638	374,606	424,112	418,343
Consumer	1,812	1,784	1,783	2,078	2,211
	1,009,958	1,073,536	1,089,496	1,154,892	1,174,728
Net deferred loan origination costs	371	367	458	848	912
Allowance for loan losses	(7,751)	(8,011)	(8,156)	(8,112)	(7,632)
Loans, net	$1,002,578	$1,065,892	$1,081,798	$1,147,628	$1,168,008

LOAN ORIGINATIONS (2)
One–to–four family residential real estate	$290	$557	$667	$659	$437
Multi–family mortgage	16,024	12,593	21,546	17,642	19,848
Nonresidential real estate	61	217	855	4,772	174
Construction and land	499	—	—	—	—
Commercial loans	72,441	40,439	110,080	151,098	134,330
Commercial equipment finance	75,491	58,864	18,036	46,503	33,183
Consumer	640	590	489	883	1,018
	$165,446	$113,260	$151,673	$221,557	$188,990
Weighted average interest rate	4.16%	4.04%	4.13%	4.55%	5.41%

LOAN PAYMENTS and PAYOFFS (3)
One–to–four family residential real estate	$3,396	$4,711	$4,586	$3,511	$5,317
Multi–family mortgage	86,003	26,630	27,814	38,213	33,916
Nonresidential real estate	15,881	3,159	6,583	6,740	5,854
Construction and land	—	—	—	—	88
Commercial loans	82,006	56,765	139,932	162,015	151,432
Commercial equipment finance	40,746	38,804	35,841	31,167	36,488
Consumer	614	580	755	989	796
	$228,646	$130,649	$215,511	$242,635	$233,891
Weighted average interest rate	4.57%	4.49%	4.58%	4.74%	5.46%

(1)	Beginning in Q3 2020, commercial loans and leases are presented as one line item. Previously they were presented separately. Prior periods have been reclassified to conform with current presentation.
(2)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(3)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020				2019
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$925	$465	$662	$476	$512
Nonresidential real estate	296	1,870	288	288	288
Commercial loans and leases	—	—	833	—	—
	1,221	2,335	1,783	764	800

Loans past due over 90 days, still accruing - Investment-rated commercial leases	—	—	—	—	47

Other real estate owned - One–to–four family residential real estate	157	110	143	110	186

Nonperforming assets	$1,378	$2,445	$1,926	$874	$1,033

Asset Quality Ratios
Nonperforming assets to total assets	0.09%	0.15%	0.12%	0.06%	0.07%
Nonperforming loans to total loans (1)	0.12	0.22	0.16	0.07	0.07
Nonperforming commercial-related loans to total commercial-related loans (2)	0.03	0.18	0.11	0.03	0.03
Nonperforming residential and consumer loans to total residential and consumer loans	2.13	1.00	1.31	0.87	0.88
Allowance for loan losses to nonperforming loans	634.81	343.08	457.43	1061.78	901.06

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$540,837	$622,273	$637,777	$648,991	$699,434
% FFIEC total capital	321.95%	366.52%	374.58%	381.15%	393.32%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$238,124	$278,271	$235,176	$281,962	$336,287
% FFIEC total capital	141.75%	163.90%	138.12%	165.60%	197.58%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, construction and land, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020				2019
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$486	$517	$501	$440	$568
Multi–family mortgage	—	—	—	—	206
Nonresidential real estate	84	1,196	2,790	89	90
Commercial loans and leases	5,891	1,296	1,261	1,423	136
Consumer	5	5	11	9	53
	$6,466	$3,014	$4,563	$1,961	$1,053

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,011	$8,156	$8,112	$7,632	$7,603
Charge–offs:
One–to–four family residential real estate	(2)	(2)	—	(5)	(105)
Consumer	(18)	(14)	(17)	(13)	(11)
	(20)	(16)	(17)	(18)	(116)
Recoveries:
One–to–four family residential real estate	19	2	3	13	47
Multi–family mortgage	11	56	15	12	7
Commercial loans and leases	1	—	1	2	2
	31	58	19	27	56
Net recoveries (charge–offs)	11	42	2	9	(60)
Provision for (recovery of ) loan losses	(271)	(187)	42	471	89
Ending balance	$7,751	$8,011	$8,156	$8,112	$7,632

Allowance for loan losses to total loans	0.77%	0.75%	0.75%	0.70%	0.65%
Net recoveries (charge–offs) ratio (1)	—	0.02	—	—	(0.02)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020				2019
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$326,188	$328,915	$305,096	$211,142	$210,762
Interest–bearing NOW accounts	336,994	316,976	306,629	266,828	273,168
Money market accounts	297,801	283,236	268,143	247,227	245,610
Savings deposits	179,561	171,766	167,570	155,505	153,183
Certificates of deposit - retail	243,088	275,862	303,976	319,987	336,949
Certificates of deposit - wholesale	9,912	25,489	36,741	53,062	65,085
	$1,393,544	$1,402,244	$1,388,155	$1,253,751	$1,284,757

SELECTED AVERAGE BALANCES
Total average assets	$1,588,887	$1,599,148	$1,541,352	$1,465,253	$1,496,379
Total average interest–earning assets	1,524,087	1,534,324	1,475,901	1,400,539	1,429,300
Average loans	1,047,244	1,080,521	1,116,067	1,160,197	1,189,771
Average securities	36,180	52,265	66,750	62,919	64,658
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	433,173	394,048	285,594	169,933	167,381
Total average interest–bearing liabilities	1,067,628	1,085,129	1,067,854	1,055,550	1,078,940
Average interest–bearing deposits	1,063,628	1,081,129	1,065,480	1,055,535	1,078,537
Average borrowings	4,000	4,000	2,374	15	403
Average stockholders’ equity	173,649	173,266	173,677	175,069	175,977

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	3.27%	3.24%	3.60%	4.21%	4.37%
Average loans	4.62	4.43	4.57	4.72	4.82
Average securities	1.06	1.39	1.63	1.94	2.27
Average other interest–earning assets	0.18	0.19	0.24	1.54	1.94
Total average interest–bearing liabilities	0.35	0.55	0.70	1.02	1.14
Average interest–bearing deposits	0.35	0.55	0.71	1.02	1.14
Average cost of total deposits	0.27	0.42	0.56	0.85	0.95
Average cost of retail and commercial deposits	0.33	0.48	0.63	0.93	1.04
Average cost of wholesale deposits and borrowings	1.73	2.22	2.35	2.52	2.53
Average cost of funds	0.27	0.42	0.56	0.85	0.95
Net interest rate spread	2.92	2.69	2.90	3.19	3.23
Net interest margin	3.03	2.85	3.09	3.44	3.50

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020				2019
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.83%	10.74%	10.82%	11.93%	11.72%
Tangible equity to tangible total assets (end of period)	10.83	10.74	10.82	11.93	11.72
Risk–based total capital ratio	20.07	18.68	17.84	17.35	17.23
Common Tier 1 (CET1)	19.20	17.84	17.03	16.56	16.48
Risk–based tier 1 capital ratio	19.20	17.84	17.03	16.56	16.48
Tier 1 leverage ratio	10.79	10.66	11.06	11.67	11.48
Tier 1 capital	$171,240	$170,271	$170,242	$170,788	$171,524
BankFinancial, NA (2)
Risk–based total capital ratio	18.84%	17.80%	17.04%	16.53%	16.38%
Common Tier 1 (CET1)	17.97	16.96	16.22	15.75	15.63
Risk–based tier 1 capital ratio	17.97	16.96	16.22	15.75	15.63
Tier 1 leverage ratio	10.10	10.13	10.54	11.10	10.89
Tier 1 capital	$160,236	$161,770	$162,108	$162,158	$162,455

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$8.78	$7.22	$8.40	$8.81	$13.08
High	9.10	8.70	9.63	13.28	14.14
Low	7.14	6.81	6.73	7.33	11.52
Common shares outstanding	14,769,765	14,824,628	14,890,628	15,072,268	15,278,464
Book value per share	$11.71	$11.63	$11.58	$11.48	$11.41
Tangible book value per share	$11.71	$11.63	$11.58	$11.48	$11.41
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	60.43%	76.13%	63.73%	62.94%	45.30%
Stock repurchases	$416	$518	$1,474	$2,202	$1,298
Stock repurchases – common shares	54,863	66,000	181,640	206,196	95,500

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,445	$1,948	$2,352	$2,418	$3,390
Weighted average basic and dilutive common shares outstanding	14,783,042	14,842,150	14,978,757	15,205,731	15,342,524
Basic and diluted earnings per common share	$0.17	$0.13	$0.16	$0.16	$0.22

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualified community bank, the Bank is exempt from the Office of the Comptroller of the Currency's risk-based capital rules effective second quarter 2020.  BankFinancial, NA capital data is included for informational purposes only.